UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2010
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On December 3, 2010, American International Group, Inc. (“AIG”) closed the sale of $500,000,000 of AIG’s 3.650% Notes Due 2014 (the “2014 Notes”) and $1,500,000,000 of AIG’s 6.400% Notes Due 2020 (the “2020 Notes”).
The following documents relating to the sale of the 2014 Notes and 2020 Notes are filed as exhibits to this Current Report on Form 8-K:
•	Underwriting Agreement, dated November 30, 2010, between Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as representatives of the several underwriters named therein;
•	Eighth Supplemental Indenture, dated as of December 3, 2010, between AIG and The Bank of New York Mellon, as Trustee;
•	Ninth Supplemental Indenture, dated as of December 3, 2010, between AIG and The Bank of New York Mellon, as Trustee;
•	Form of 2014 Notes;
•	Form of 2020 Notes;
•	Collateral Account Control Agreement, dated as of December 3, 2010, among American International Group, Inc., Federal Reserve Bank of New York and The Bank of New York Mellon; and
•	Opinion of Sullivan & Cromwell LLP, dated December 3, 2010, as to the validity of the 2014 Notes and 2020 Notes.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated November 30, 2010, between Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

Exhibit 4.1	Eighth Supplemental Indenture, dated as of December 3, 2010, between AIG and The Bank of New York Mellon, as Trustee.

Exhibit 4.2	Ninth Supplemental Indenture, dated as of December 3, 2010, between AIG and The Bank of New York Mellon, as Trustee.

Exhibit 4.3	Form of 2014 Notes (included in Exhibit 4.1).

Exhibit 4.4	Form of 2020 Notes (included in Exhibit 4.2).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP, dated December 3, 2010, as to the validity of the 2014 Notes and 2020 Notes.

Exhibit 99.1	Collateral Account Control Agreement, dated as of December 3, 2010, among American International Group, Inc., Federal Reserve Bank of New York and The Bank of New York Mellon.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: December 3, 2010	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No	Description
Exhibit 1.1
Underwriting Agreement, dated November 30, 2010, between Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

Exhibit 4.1	Eighth Supplemental Indenture, dated as of December 3, 2010, between AIG and The Bank of New York Mellon, as Trustee.
Exhibit 4.2	Ninth Supplemental Indenture, dated as of December 3, 2010, between AIG and The Bank of New York Mellon, as Trustee.
Exhibit 4.3	Form of 2014 Notes (included in Exhibit 4.1).
Exhibit 4.4	Form of 2020 Notes (included in Exhibit 4.2).
Exhibit 5.1	Opinion of Sullivan & Cromwell LLP, dated December 3, 2010, as to the validity of the 2014 Notes and 2020 Notes.
Exhibit 99.1	Collateral Account Control Agreement, dated as of December 3, 2010, among American International Group, Inc., Federal Reserve Bank of New York and The Bank of New York Mellon.